                                                                  Exhibit 10.48C

                               EXCHANGE AGREEMENT

          This EXCHANGE AGREEMENT is entered into as of June 4, 1999 (the "Agreement") by and between CAPITAL VENTURES INTERNATIONAL, a Cayman Islands
 ---------
company ("CVI"), and P-COM, INC., a Delaware corporation (the "Company").
          ---                                                  -------

                                    RECITALS

          WHEREAS, CVI, the Company and certain other parties are parties to a certain Securities Purchase Agreement dated as of December 21, 1998 (the

"Purchase Agreement") whereby the Company issued to CVI 5,000 shares of the
 ------------------
Company's Series B Convertible Participating Preferred Stock (the "Preferred
                                                                   ---------
Stock") and stock purchase warrants dated December 22, 1998 (the "Warrants") to
-----                                                             --------
purchase 414,086 shares of the Company's common stock, $0.0001 par value per share (the "Common Stock").
            ------------

          WHEREAS, pursuant to the terms of the Certificate of Designations, Preferences and Rights of the Preferred Stock (the "Certificate"), the Preferred Stock (a) is convertible by CVI at the Conversion Price (as defined in the Certificate) into shares of Common Stock and (b) accrues a premium (the "Premium") equal to 6% of the face amount of the Preferred Stock per year payable in shares of Common Stock or cash.

          WHEREAS, pursuant to a certain Registration Rights Agreements dated as of December 21, 1998 (the "Registration Rights Agreement") by and among the
                           -----------------------------
Company, CVI and certain other parties, the Company agreed to register the resale by CVI of shares of the Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants.

          WHEREAS, pursuant to the Registration Rights Agreement if a registration statement covering the resale by CVI (the "Registration Statement")
                                                        ----------------------
was not declared effective by April 21, 1999, the Company agreed to pay to CVI a late registration penalty in an amount calculated pursuant to Section 2.3 of the Registration Rights Agreement (the "Late Registration Penalty").
                                    -------------------------

          WHEREAS, the Company desires that CVI exchange all its outstanding shares of Preferred Stock for Common Stock, exchange the Warrants for new warrants, waive all rights to receive the Premium through the date of conversion, waive certain rights to receive the Late Registration Penalty and waive certain covenants set forth in certain of the foregoing agreements, all as more fully described herein.

          WHEREAS, CVI is willing to agree to the foregoing, all as more fully described herein.

                                   AGREEMENTS

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Definitions: Capitalized terms used herein and not otherwise defined herein
--  -----------
shall have the meanings ascribed to such terms in the Stock Purchase Agreement or the Certificate, as applicable.

2.  Exchange of Securities.  CVI agrees that on the date hereof it shall
--  ----------------------
exchange all its outstanding Preferred Stock for shares of Common Stock and the Company agrees that on the date hereof it shall:

    a. issue to CVI 1,711,598 shares of Common Stock in exchange for such Preferred Stock (the "Exchange Shares"); and
                      ---------------
    b. issue to CVI in exchange for the Warrants, new warrants to purchase shares of Common Stock in the form attached hereto as Exhibit A (the "Exchange
                                                      ---------       --------
Warrants").
--------

       The Company agrees that CVI shall have the same rights and the Company shall have the same obligations as though the Exchange Shares, Exchange Warrants and the Registrable Securities were Securities under the Purchase Agreement.

3.  Registration Rights.  The Company agrees to amend the Registration Statement
--  -------------------
previously filed on January 21, 1999 with the Securities and Exchange Commission (the "SEC") to register the resale by CVI of the Exchange Shares and the shares
      ---
of Common Stock issuable upon exercise of the Exchange Warrants (collectively, the "Registrable Securities"). Such amendment shall be filed within 5 business
     ----------------------
days of the date hereof and shall be declared effective no later than 45 days following the date hereof. The Company agrees that it shall be subject to the same obligations, covenants and agreements contained in the Registration Rights Agreement as if it were incorporated herein by reference and applicable to the Registrable Securities (including without limitation, penalties for delays in registration pursuant to Section 2.3 of the Registration Rights Agreement).

4.  Waiver: CVI agrees to waive its rights and remedies, and to release the
--  ------
Company from all actions, claims, damages, and obligations, and all other liabilities of whatever nature existing as of the date hereof relating to or arising from (1) the Late Registration Penalty accrued as of the date hereof,
(2) the Company's failure to solicit by proxy the Stockholder Approval (as defined in the Certificate) in accordance with the Certificate, and the Purchase Agreement, (3) the Company's failure to pay the Premium to CVI on its shares of Preferred Stock, (4) the failure of the Company to comply with Section 4.3 of the Purchase Agreement and Section 2.5 of the Registration Rights Agreement with respect to the Company's Annual Report on Form 10-K for the year ended December 31, 1998, (5) any requirement under Section 2.3 of the Registration Rights Agreement to make certain payments in Preferred Stock, and (6) any obligation of the Company to make payments to CVI in respect of any Override Election Event occurring prior to the date hereof. Upon the effectiveness of the amended registration statement in accordance with Section 3 above (including meeting the time deadlines) CVI shall waive all rights and remedies, and release the Company from all actions, claims, damages, and obligations, and all other liabilities of whatever nature existing as of the date of effectiveness relating to or arising from the Late Registration Penalty accrued through the date of effectiveness; provided such registration statement is available for use as of such date.

5.  Put Right.
--  ---------

    a. Beginning on the tenth business day after the date of this Agreement, except to the extent that and only to the extent prohibited by Section 160 of the Delaware General Corporation Law or by the Credit Agreement, as amended, by and among the Company, Union Bank of California, N.A. and Bank of America National Trust and Savings Association (the "Credit Agreement") in amounts in
                                             ----------------
excess of $1,666,667 (in which case, to the extent that such limitations and prohibitions prevent redemptions under this Section 5, the Company shall use its best efforts to take all reasonably necessary actions not prohibited by this Agreement or the Credit Agreement to remove such limitations or prohibition), upon the occurrence of an Event of Default (as defined below), CVI shall have the right to elect at any time and from time to time by delivery of a notice to the Company (the "Redemption Notice") to require the
                                          -----------------
Company to purchase for cash for an amount per share of Common Stock equal to the Redemption Amount (as defined herein), any or all of the then outstanding Exchange Shares held by CVI. To the extent that the Company is unable to honor any redemption otherwise required by this Section 5.a due to limitations or prohibitions imposed by the Credit Agreement or Section 160 of the Delaware General Corporation Law, the Company will, notwithstanding anything contained in this Section 5.a, be in breach of this Agreement and CVI will be entitled to pursue any and all remedies available to it by virtue of such breach.

    b. The Redemption Amount per share of Common Stock shall equal the greater of (I) $4.00 and the (II) the highest closing bid price of the Common Stock during the period beginning on the date of the Redemption Notice and ending on the date of redemption, as reported on the principal securities exchange or trading market on which the Common Stock is traded.

    c. The Company shall pay to CVI the Redemption Amount in cash, with respect to each share of Common Stock which is subject to the Redemption Notice within five (5) business days of the Company's receipt of such Redemption Notice.

    d. An Event of Default means any one of the following:

        (i) once the Registration Statement as amended pursuant to Section 3 above is declared effective, the Company fails to remove any restrictive legend on any certificate for Registrable Securities; or

        (ii) the Registration Statement as amended pursuant to Section 3 above is not declared effective within 70 days of the date hereof or after being declared effective, cannot be utilized by CVI for the re-sale of all Registrable Securities for a period of ten (10) consecutive business days or for an aggregate of more than twenty (20) days in any twelve month period (not including any Permitted Blackouts (as defined in the Registration Rights Agreement)).

6.  8-K: The Company agrees to file on or before the next business day following
    ---
the date hereof a Form 8-K pursuant to the Securities Exchange Act of 1934, as amended, describing this Agreement and to include as an exhibit therein a copy of this Agreement.

7.  Right of First Refusal.  CVI hereby waives the financing restrictions
    ----------------------
contained in Section 4.5 of the Purchase Agreement (1) with respect to the matters described in Section 8 hereof, and (2) with respect to all other issuances of securities to third parties prior to December 21, 1999 of this Agreement so long as (a) the Company offers CVI a right to participate up to $3,000,000 on the same terms and conditions as are offered to the persons purchasing the Restricted Securities (as defined in the Purchase Agreement) and
(b) the Company does not file a registration statement with respect to the sale or resale of the Restricted Securities, or securities issuable upon exercise or conversion of the Restricted Securities, until the date which is twenty (20) days following the date the Registration Statement as amended pursuant to
Section 3 above is declared effective (provided such registration statement is available for use for such twenty (20) days) and the Company may not enter into any agreement that would obligate it to file such a registration statement prior to such date.

8.  Agreement With Other Holders.  The Company shall not offer or pay
    ----------------------------
consideration or other inducement to any other holder of the Preferred Stock, Warrants or other warrants issued in exchange for warrants issued to holders of Series B Convertible Participating Preferred Stock of the Company (the "Other
                                                                        -----
Warrants") (I) to amend or consent to a waiver or modification of any provisions
--------
of the Purchase Agreement, the Registration Rights Agreement, the Certificate, the Warrants or the Other Warrants, (II) to convert or exchange any Preferred Stock or exercise any Warrants or Other Warrants on terms other than as are contained in the Certificate, Warrants or Other Warrants, as applicable (including but not limited to, a reduction in the Conversion Price or such other mechanism as results in a like result, whether directly or indirectly including an exchange of securities), or (III) to change the economic substance of the Transaction Documents (as defined in the Purchase Agreement) applicable to any other holder, unless the same consideration or inducement is also offered to CVI or is equivalent (on a per share of Preferred Stock basis) to the consideration and inducements paid to CVI under this Agreement.

9.  Legend Removal: The Company agrees that upon the effectiveness of the
    --------------
Registration Statement as amended pursuant to Section 3 above, the Company shall at the request of CVI remove or cause to be removed all restrictive legends including the Legend (as defined in the Purchase Agreement) from the Registrable Securities.

10. Representations of the Company.  The Company hereby represents and warrants
    ------------------------------
to CVI as follows as of the date hereof:

    a.  Authorization and Enforcement: (i) The Company has the requisite power
        -----------------------------
and authority to enter into and perform its obligations under this Agreement and the Exchange Warrant; (ii) the execution, delivery and performance of this Agreement and the Exchange Warrant by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required; and (iii) this Agreement and the Exchange Warrant constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

    b.  No Conflicts.  The execution, delivery and performance of this
        ------------
Agreement and the Exchange Warrant by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation (including without limitation the Certificate) or the bylaws of the Company; (ii) cause CVI to be deemed an "Acquiring Person" under the Amended and Restated Rights Agreement between the Company and BankBoston, N.A.; or (iii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights under (other than rights to anti-dilution adjustments resulting in not more than 200,000 additional shares of Common Stock being issued in the aggregate upon conversion or exercise of the relevant securities), or result in termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (including without limitation, the Purchase Agreement and the Registration Rights Agreement), or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any property or assets of the Company or any of its subsidiaries is bound or affected.

    c.  Availability of Form S-3 for Resale of Registrable Securities.  The
        -------------------------------------------------------------
Company will remain eligible to register the Registrable Securities for resale pursuant to the Securities Act of 1933, as amended, on Form S-3 until all of the Registrable Securities are sold by CVI.

    d.  Issuance of Shares.  The shares issuable upon exercise of the Exchange
        ------------------
Warrants (the "Warrant Shares") are duly authorized and reserved for issuance,
               --------------
and, upon exercise of the Warrant Shares in accordance with the Exchange Warrants will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (except as created by CVI) and will not be subject to preemptive rights (except as granted by CVI) or to the Company's knowledge after reasonable investigation other similar rights of stockholders of the Company (other than as granted by CVI). The Exchange Shares are duly authorized and reserved for issuance, and are validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (except as created by CVI) and are not and will not be subject to preemptive rights (except as granted by the CVI) or to the Company's knowledge after reasonable investigation other similar rights of stockholders of the Company (other than as granted by CVI). The Board of Directors of the Company (the "Board") has unanimously approved the issuance of Exchange Shares and the
 -----
Warrant Shares upon the exercise of the Exchange Warrants pursuant to the terms thereof.

    e.  SEC Documents.  Other than with respect to the allegedly untimely
        -------------
filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as of their respective dates, the SEC Documents (as defined in the Purchase Agreement) complied in all material respects with the requirements of the Exchange Act (as defined in the Purchase Agreement) and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is currently required to be updated or amended under applicable law. Since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations or publicly-announced prospects of the Company, except as clearly disclosed as such in the SEC Documents filed with the SEC since December 31, 1998.

    f.  Disclosure.  No information (written or oral) relating to or concerning
        ----------
the Company and set forth in this Agreement or provided to CVI in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No material adverse fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed. The Company has not provided CVI with any material non-public information.

    g.  Exemption.  The transactions contemplated hereby are exempt from the
        ---------
registration requirements of the Securities Act.

11.  Representations of CVI.  CVI hereby represents and warrants to the Company
     ----------------------
as of the date hereof that this Agreement has been duly and validly authorized, executed and delivered by CVI and is a valid and binding agreement of CVI enforceable in accordance with its terms.

12.  Legal Fees and Indemnification.  The Company agrees to reimburse CVI for
     ------------------------------
all legal fees and expenses incurred in connection with negotiating and executing this Agreement and reviewing the Registration Statement in an aggregate amount not to exceed $50,000. The Company agrees to indemnify and hold harmless CVI and each of its officers, directors, employees, partners, agents and affiliates for actual loss or damage to the extent arising as a result of (a) any breach by the Company of any of its representations or covenants set forth herein or (b) any cause of action, suit or claim brought or made against such indemnitee, other than by the Company solely for breach of this Agreement by the indemnitee or by governmental or regulatory authorities, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto or contemplated hereby, except to the extent that such actual loss or damage directly results from a breach by such indemnitee of this Agreement or from a violation of law. The right to indemnification shall include the right to advancement of expenses as they are incurred.

13.  Successors and Assigns.  Except as otherwise expressly provided herein, all
     ----------------------
covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Notwithstanding the foregoing, the Company may not assign its rights or obligations under this Agreement to any other party without CVI's prior written consent which may be withheld by CVI for any or no reason.

14.  Severability.  Whenever possible, each provision of this Agreement shall be
     ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

15.  Counterparts.  This Agreement may be executed simultaneously in two or more
     ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may be executed by facsimile signature and shall be binding when so executed.

16.  Descriptive Headings, Interpretation.  The descriptive headings of this
     ------------------------------------
Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

17.  Governing Law.  All issues and questions concerning the construction,
     -------------
validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

18.  Notices.  All notices, demands or other communications to be given or
     -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each party at the address indicated in the Purchase Agreement.

19.  No Strict Construction.  The parties hereto have participated jointly in
     ----------------------
the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

P-COM, INC.

By:_________________________________________

Its:________________________________________


CAPITAL VENTURES INTERNATIONAL

By:  Heights Capital Management, Inc.
Its: Authorized Agent


By:_________________________________________

Its:________________________________________